Exhibit 10.1

EXECUTION VERSION

SAFEWAY INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

DATED AS OF JUNE 1, 2007

This SECOND AMENDMENT TO CREDIT AGREEMENT dated as of June 1, 2007 (this “Second Amendment”), is by and among Safeway Inc., a Delaware corporation (“Company”) and Canada Safeway Limited, an Alberta corporation (“Canada Safeway” and together with Company, “Borrowers”), Deutsche Bank AG New York Branch, as administrative agent (the “Administrative Agent”), Banc of America Securities LLC (“BAS”) and J.P. Morgan Securities Inc. (“JPMSI”, and together with BAS, as joint lead arrangers, the “Joint Lead Arrangers”), the financial institutions named on the signature pages hereof (the “Lenders”), Bank of America, N.A. (“Bank of America”), JPMorgan Chase Bank, National Association (“JPMorgan”), Citicorp USA, Inc. (“Citicorp”) and BNP Paribas (“BNP Paribas” and, collectively with Bank of America, JPMorgan and Citicorp, as syndication agents, the “Co-Syndication Agents”) and U.S. Bank National Association, as documentation agent (the “Documentation Agent”). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement dated as of June 1, 2005 as amended by the First Amendment to Credit Agreement dated as of June 15, 2006 (as so amended, and as it may be further amended or modified from time to time, the “Credit Agreement), by and among Borrowers, Lenders, Administrative Agent, the Joint Lead Arrangers, the Co-Syndication Agents and Documentation Agent.

WHEREAS, the existing Termination Date is June 1, 2011;

WHEREAS, Borrowers and the Lenders party hereto desire to extend the Termination Date for an additional year to June 1, 2012 and amend the Credit Agreement to provide for two additional one-year extensions of the Termination Date in accordance with the terms herein;

WHEREAS, Borrowers and the Lenders party hereto desire to amend the pricing terms of the Credit Agreement as described herein;

AGREEMENT

NOW, THEREFORE, in consideration of the terms and conditions herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.

DEFINITIONS.

A. Second Amendment Defined Terms. As used herein, the following terms shall have the following meanings:

“Amended Agreement” has the meaning set forth in Section 3 hereof.

Second Amendment to Safeway Credit Agreement

“Second Amendment Effective Date” has the meaning set forth in Section 4 hereof.

B. Amended Definitions. The definitions of the following defined terms in subsection 1.1 of the Credit Agreement are hereby amended by deleting such definitions in their entirety and substituting the following definitions therefor:

“Facility Fee Percentage” means, as of any date, the percentage per annum set forth below that corresponds to the Pricing Level in effect on such date:

Pricing Level	Facility Fee Percentage (in basis points)
Pricing Level A:	5.00
Pricing Level B:	6.00
Pricing Level C:	7.00
Pricing Level D:	8.00
Pricing Level E:	10.00
Pricing Level F:	12.50
Pricing Level G:	15.00

The Facility Fee Percentage shall change as of the opening of business on any day that the Pricing Level changes pursuant to the definition of “Pricing Level.”

“Pricing Level” means as of any date, the higher Pricing Level, whether (in descending order from the highest Pricing Level to the lowest Pricing Level) Pricing Level A, Pricing Level B, Pricing Level C, Pricing Level D, Pricing Level E, Pricing Level F, or Pricing Level G, that corresponds to either (a) Company’s unsecured senior debt ratings from Fitch, Moody’s and S&P or (b) Company’s Interest Coverage Ratio as set forth in the most recent effective Pricing Level Determination Certificate delivered in accordance with the provisions of subsection 8.1(iv); provided that, notwithstanding anything herein to the contrary, the applicable Pricing Level shall not be more favorable to a Borrower than Pricing Level B until the receipt by the Lenders of the Compliance Certificate and related financial statements required hereunder for the quarter ending December 29, 2007:

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Pricing Level	Debt Ratings/Interest Coverage Ratio
Pricing Level A:	(i) better than or equal to at least two of the following three ratings: AA- or better by Fitch or Aa3 or better by Moody’s or AA- or better by S&P or (ii) Interest Coverage Ratio of 6.75:1.00 or higher

Pricing Level B:	(i) better than or equal to at least two of the following three ratings: A+ or better by Fitch or A1 or better by Moody’s or A+ or better by S&P or (ii) Interest Coverage Ratio of at least 6.25:1.00 but less than 6.75:1.00

Pricing Level C:	(i) better than or equal to at least two of the following three ratings: A by Fitch or A2 by Moody’s or A by S&P or (ii) Interest Coverage Ratio of at least 5.75:1.00 but less than 6.25:1.00

Pricing Level D:	(i) better than or equal to at least two of the following three ratings: A- by Fitch or A3 by Moody’s or A- by S&P or (ii) Interest Coverage Ratio of at least 5.25:1.00 but less than 5.75:1.00

Pricing Level E:	(i) better than or equal to at least two of the following three ratings: BBB+ by Fitch or Baa1 by Moody’s or BBB+ by S&P or (ii) Interest Coverage Ratio of at least 4.75:1.00 but less than 5.25:1.00

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Pricing Level F:	(i) better than or equal to at least two of the following three ratings: BBB by Fitch or Baa2 by Moody’s or BBB by S&P or (ii) Interest Coverage Ratio of at least 4.25:1.00 but less than 4.75:1.00

Pricing Level G:	(i) at least two of the following three ratings: Below BBB by Fitch or below Baa2 by Moody’s or below BBB by S&P or (ii) Interest Coverage Ratio below 4.25:1.00

For the purposes of determining the Pricing Level, a Pricing Level Determination Certificate shall be deemed effective on the next Business Day following Administrative Agent’s receipt thereof, and, subject to the foregoing proviso, the Pricing Level shall change on such Business Day to the extent necessary to reflect Company’s debt rating and Interest Coverage Ratio as set forth in such Pricing Level Determination Certificate.

“Pricing Margin” means, as of any date, the Pricing Margin set forth below that corresponds to the Pricing Level in effect on such date:

Pricing Level	Pricing Margin (in basis points)
Pricing Level A:	15.00
Pricing Level B:	19.00
Pricing Level C:	23.00
Pricing Level D:	27.00
Pricing Level E:	30.00
Pricing Level F:	37.50
Pricing Level G:	60.00

The Pricing Margin shall change as of the opening of business on any day that the Pricing Level changes pursuant to the definition of “Pricing Level.”

“Termination Date” means the later of (a) June 1, 2012 or (b) if the term of this Agreement is extended pursuant to subsection 2.8, such extended termination date as determined pursuant to such subsection; provided, however, that, in each case, if such date is not a Business Day, the next preceding Business Day; provided further that with respect to any Non-Extending Lender, the Termination Date of such Non-Extending Lender’s Commitment shall be the Existing Termination Date notwithstanding the extension of Commitments by any other Lender pursuant to subsection 2.8.

C. Additional Definitions. Subsection 1.1 of the Credit Agreement is hereby further amended by adding to such subsection the following definitions which shall be inserted in proper alphabetical order:

“Additional Commitment Lender” has the meaning assigned to that term in subsection 2.8.

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“Anniversary Date” has the meaning assigned to that term in subsection 2.8.

“Existing Termination Date” has the meaning assigned to that term in subsection 2.8.

“Extending Lender” has the meaning assigned to that term in subsection 2.8.

“Non-Extending Lender” has the meaning assigned to that term in subsection 2.8.

“Notice Date” has the meaning assigned to that term in subsection 2.8.

“Request Period” has the meaning assigned to that term in subsection 2.8.

“Response Deadline” has the meaning assigned to that term in subsection 2.8.

“Second Amendment Effective Date” means June 1, 2007.

SECTION 2.

OTHER AMENDMENTS TO CREDIT AGREEMENT.

A. Amendments to Section 2: Amounts and Terms of Commitments and Loans.

Section 2 of the Credit Agreement is hereby amended by adding the following provision as subsection 2.8:

“2.8 Extension of Termination Date.

A. Requests for Extension. Company may, by notice to Administrative Agent, given not earlier than 60 days prior to each of the first and second anniversaries of the Second Amendment Effective Date (each such anniversary being referred to herein as an “Anniversary Date” and each such 60 day period prior to an Anniversary Date being referred to herein as a “Request Period”), request that each Lender, effective as of the first or second Anniversary Date, as the case may be, extend its Commitment beyond the Termination Date then in effect (the “Existing Termination Date”) for an additional one-year period from the Existing Termination Date; provided that no more than one such request may be made during each Request Period. Administrative Agent shall promptly notify each Lender of Company’s request for such extension (the date such notice is given being referred to herein as the “Notice Date”).

B. Lender Elections to Extend. Each Lender, acting in its sole discretion, shall, by notice to Administrative Agent given not later than 30 days following the Notice Date (the “Response Deadline”), advise Administrative Agent whether or not such

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Lender agrees to such extension (each such Lender that determines not to so extend its Commitment being referred to as a “Non-Extending Lender”). Any Lender that does not so advise Administrative Agent on or before the Response Deadline shall be deemed to be a Non-Extending Lender. The election of any Lender to agree to such extension of the Termination Date shall not obligate any other Lender to so agree.

C. Notification by Administrative Agent. Administrative Agent shall notify Company of each Lender’s determination under this subsection 2.8 no later than the 5th Business Day after the Response Deadline.

D. Additional Commitment Lenders. Company shall have the right on or before the related Anniversary Date to replace each Non-Extending Lender with, and add as “Lenders” under this Agreement in place thereof, one or more Eligible Assignees (each, an “Additional Commitment Lender”) as provided in subsection 13.1, provided that each such Additional Commitment Lender shall enter into an Assignment and Assumption Agreement pursuant to which such Additional Commitment Lender shall undertake a Commitment (and, if any such Additional Commitment Lender is already a Lender, its Commitment shall be in addition to such Lender’s Commitment hereunder on such date).

E. Minimum Extension Requirement. If (and only if) the total of the Commitments of the Lenders that have agreed to so extend the Termination Date (each, an “Extending Lender”) and the Commitments of the Additional Commitment Lenders shall be more than 51% of the aggregate amount of the Commitments in effect immediately prior to the related Anniversary Date, then, effective as of the related Anniversary Date (but subject to the prior satisfaction of the conditions set forth in subsection 2.8F below), the Termination Date of this Agreement and the Termination Date with respect to the Commitments of each Extending Lender and of each Additional Commitment Lender shall be extended to the date falling one year after the Existing Termination Date (except that, if such date is not a Business Day, such Termination Date as so extended shall be the next preceding Business Day) and each Additional Commitment Lender shall thereupon become a “Lender” for all purposes of this Agreement. Notwithstanding anything herein to the contrary, the Commitment of each Non-Extending Lender shall remain in full force and effect until and shall terminate on the Existing Termination Date for such Non-Extending Lender, unless such Non-Extending Lender is replaced prior to the related Anniversary Date by an Additional Commitment Lender as provided in subsection 2.8D above.

F. Conditions to Effectiveness of Extensions. Notwithstanding the foregoing, the extension of the Termination Date pursuant to this subsection 2.8 shall not be effective with respect to any Lender unless:

(i) no event shall have occurred and be continuing or would result from the extension of the Termination Date that would constitute an Event of Default or a Potential Event of Default on the date of such extension; and

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(ii) the representations and warranties contained herein and in the other Loan Documents shall be true, correct and complete in all material respects on and as of the date of such extension and after giving effect thereto, to the same extent as though made on and as of that date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case, such representations and warranties shall be true, correct and complete in all material respects on and as of such earlier date.

G. Payment of Non-Extending Lenders. On the effective date of any extension of the Termination Date hereunder, Borrowers shall prepay any Loans outstanding on such date (and pay any additional amounts required pursuant to subsections 2.3. 2.6D or 5.1) to the extent necessary to keep outstanding Loans ratable with any revised pro rata allocation of the Commitments of the respective Lenders effective as of such date.

H. Conflicting Provisions. This subsection shall supersede any provisions in subsection 13.6 to the contrary.”

B. Amendments to Section 5: Increased Costs, Taxes, Capital Adequacy and Mitigation.

Subsection 5.3 of the Credit Agreement is hereby amended by adding the following clause after “any such Lender being referred to herein as a “Defaulting Lender”),” and before “(x) such Borrower” in the seventh line of such subsection:

“or if any Lender is a Non-Extending Lender in respect of any extension of the Termination Date,”

SECTION 3.

REPRESENTATIONS AND WARRANTIES.

In order to induce Lenders to enter into this Second Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender, as of the Second Amendment Effective Date, that the following statements are true, correct and complete:

A. Corporate Power and Authority. Borrowers have all requisite corporate power and authority to enter into this Second Amendment and to carry out the transactions contemplated by the Credit Agreement, as amended by this Second Amendment (the “Amended Agreement”).

B. Authorization of Agreements. The execution and delivery of this Second Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Borrowers.

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C. No Conflict. The execution and delivery by Borrowers of this Second Amendment and the performance by Borrowers of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Borrowers, the Certificate or Articles of Incorporation or Bylaws of Borrowers or any order, judgment or decree of any court or other agency of government binding on Borrowers, (ii) conflict with, result in a material breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrowers, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrowers, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Borrowers, except for such approvals or consents which will be obtained on or before the Second Amendment Effective Date.

D. Governmental Consents. The execution and delivery by Borrowers of this Second Amendment and the performance by Borrowers of the Amended Agreement do not and will not require Borrowers to make or obtain any registration with, consent or approval of, or notice to, or other action to, with or by, any United States or Canadian Governmental Authority.

E. Binding Obligation. This Second Amendment has been duly executed and delivered by Borrowers and this Second Amendment and the Amended Agreement are the legally valid and binding obligations of Borrowers, enforceable against Borrowers in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 7 of the Credit Agreement are and will be true, correct and complete in all material respects to the same extent as though made on and as of the Second Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Second Amendment that would constitute an Event of Default or a Potential Event of Default.

SECTION 4.

CONDITIONS TO EFFECTIVENESS.

This Second Amendment shall become effective upon the satisfaction of all of the following conditions precedent, in form and substance satisfactory to the Joint Lead Arrangers (the “Second Amendment Effective Date”):

(i) On or before the Second Amendment Effective Date, Borrowers shall have delivered to the Joint Lead Arrangers resolutions of the Board of Directors of each Borrower authorizing and approving the execution, delivery and performance of this Second Amendment, in each case certified by the corporate secretary or an assistant secretary of such Borrower, as the case may be, as of the Second Amendment Effective Date;

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(ii) On or before the Second Amendment Effective Date, Borrowers shall have delivered to the Joint Lead Arrangers a certificate of the corporate secretary or an assistant secretary of each Borrower which shall certify, as of the Second Amendment Effective Date, the names and offices of the officers of each Borrower authorized to sign this Second Amendment;

(iii) On or before the Second Amendment Effective Date, Borrowers shall have delivered to the Joint Lead Arrangers a certificate of the corporate secretary or an assistant secretary of each Borrower which shall (i) certify, as of the Second Amendment Effective Date, that there have been no changes to the Certificate of Incorporation and Bylaws delivered by such Borrower on the Closing Date, or (ii) attach current copies of the Certificate of Incorporation or Bylaws if they have been amended since the Closing Date; and

(iv) On or before the Second Amendment Effective Date, Borrowers shall have delivered to the Joint Lead Arrangers a counterpart hereof executed by a duly authorized officer of each Borrower and each Lender.

SECTION 5.

LIMITATION OF AMENDMENTS.

Without limiting the generality of the provisions of subsection 13.6 of the Credit Agreement, the consent and the amendments set forth above shall be limited precisely by their terms, shall not have any force or effect with respect to any other matter except as expressly provided above, and nothing in this Second Amendment shall be deemed to:

(i) constitute a waiver or modification of any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

(ii) prejudice any right or remedy that Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

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SECTION 6.

MISCELLANEOUS.

A. Reference To and Effect on the Credit Agreement and the Loan Documents.

(i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

(ii) Except as specifically amended by this Second Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Second Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

B. Fees and Expenses. Borrowers acknowledge that all costs, fees and expenses as described in subsection 13.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Second Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

C. Headings. Section and subsection headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose or be given any substantive effect.

D. Applicable Law. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

E. Counterparts; Effectiveness. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Second Amendment shall become effective upon the execution of a counterpart hereof by Borrowers, and all Lenders, and receipt by Borrowers and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

BORROWERS:

SAFEWAY INC.

By:	/s/ Bradley S. Fox
Name:	Bradley S. Fox
Title:	Vice President & Treasurer

CANADA SAFEWAY LIMITED

By:	/s/ Bradley S. Fox
Name:	Bradley S. Fox
Title:	Vice President & Treasurer

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DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent, Domestic Lender, and Swing Line Lender

By:	/s/ Frederick W. Laird
Name:	Frederick W. Laird
Title:	Managing Director

By:	/s/ Heidi Sandquist
Name:	Heidi Sandquist
Title:	Vice President

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BANC OF AMERICA SECURITIES LLC,
as Joint Lead Arranger

By:	/s/ Peter C. Hall
Name:	Peter C. Hall
Title:	Managing Director

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J.P. MORGAN SECURITIES INC.,
as Joint Lead Arranger

By:	/s/ William Carney
Name:	William Carney
Title:	Vice President

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BANK OF AMERICA, N.A.,
as Domestic Lender, Co-Syndication Agent and Swing Line Lender

By:	/s/ Thomas J. Kane
Name:	Thomas J. Kane
Title:	Senior Vice President

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JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as Domestic Lender, Co-Syndication Agent and Swing Line Lender

By:	/s/ Christine Herrick
Name:	Christine Herrick
Title:	Vice President
JPMorgan Chase Bank, NA

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CITICORP USA, INC.,
as Domestic Lender and Co-Syndication Agent

By:	/s/ Marc C. Merlino
Name:	Marc C. Merlino
Title:	Vice President

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BNP PARIBAS,
as Domestic Lender and Co-Syndication Agent

By:	/s/ Pierre-Nicholas Rogers
Name:	Pierre-Nicholas Rogers
Title:	Managing Director

By:	/s/ Jamie Dillon
Name:	Jamie Dillon
Title:	Managing Director

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U.S. BANK NATIONAL ASSOCIATION,
as Domestic Lender and Documentation Agent

By:	/s/ Conan Schleicher
Name:	Conan Schleicher
Title:	Vice President

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AGFIRST FARM CREDIT BANK,
as Domestic Lender

By:	/s/ John W. Burnside, Jr.
Name:	John W. Burnside, Jr.
Title:	Vice President

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BARCLAYS BANK PLC,
as Domestic Lender

By:	/s/ Esther Carr
Name:	Esther Carr
Title:	Manager

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Chang Hwa Commercial Bank, Ltd., New York,
as Domestic Lender

By:	/s/ Jim C.Y. Chen
Name:	Jim C.Y. Chen
Title:	VP & General Manager

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CIBC Inc.,
as Domestic Lender

By:	/s/ Dominic J. Sorresso
Name:	Dominic J. Sorresso
Title:	Executive Director

CIBC World Markets Corp.
Authorized Signatory

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CREDIT SUISSE, Cayman Islands Branch,
as Domestic Lender

By:	/s/ Cassandra Droogan
Name:	Cassandra Droogan
Title:	Vice President

By:	/s/ Laurence Lapeyre
Name:	Laurence Lapeyre
Title:	Associate

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FIRST HAWAIIAN BANK,
as Domestic Lender

By:	/s/ Lisa A. Tomihama
Name:	Lisa A. Tomihama
Title:	Vice President

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Manufacturers and Traders Trust Company,
as Domestic Lender

By:	/s/ Heather Musick
Name:	Heather Musick
Title:	Vice President

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MERRILL LYNCH BANK USA,
as Domestic Lender

By:	/s/ David Millett
Name:	David Millett
Title:	Vice President

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MORGAN STANLEY BANK,
as Domestic Lender

By:	/s/ Daniel Twenge
Name:	Daniel Twenge
Title:	Authorized Signatory
Morgan Stanley Bank

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The Northern Trust Company,
as Domestic Lender

By:	/s/ Anu Agarwal
Name:	Anu Agarwal
Title:	Second Vice President

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COÖPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A. “RABOBANK
INTERNATIONAL” NEW YORK BRANCH,
as Domestic Lender

By:	/s/ Eric Baymiller
Name:	Eric Baymiller
Title:	Executive Director

By:	/s/ Rebecca O. Morrow
Name:	Rebecca O. Morrow
Title:	Executive Director

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THE BANK OF NEW YORK,
as Domestic Lender

By:	/s/ Randolph E.J. Medrano
Name:	Randolph E.J. Medrano
Title:	Vice President

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The Royal Bank of Scotland plc
as Domestic Lender

By:	/s/ Belinda Tucker
Name:	Belinda Tucker
Title:	Senior Vice President

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TORONTO DOMINION BANK (TEXAS) LLC,
as Domestic Lender

By:	/s/ Debbi L. Brito
Name:	Debbie L. Brito
Title:	Authorized Signatory

Toronto Dominion Bank (Texas) LLC
Royal Trust Tower
77 King Street W., 18th Floor
Toronto, Ontario M5K 1A2
Telecopy 416-983-1708
Attention: Tara Harripaul

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UBS Loan Finance LLC,
as Domestic Lender

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director, Banking Products Services, US

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director, Banking Products Services, US

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UNION BANK OF CALIFORNIA, N.A.,
as Domestic Lender

By:	/s/ Marissa Petri
Name:	Marissa Petri
Title:	Investment Banking Officer

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Wachovia Bank, National Association,
as Domestic Lender

By:	/s/ Anthony D. Braxton
Name:	Anthony D. Braxton
Title:	Director

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Wells Fargo Bank N.A.,
as Domestic Lender

By:	/s/ Meggie Chichioco
Name:	Meggie Chichioco
Title:	Senior Vice President

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WILLIAM STREET COMMITMENT CORPORATION
(Recourse only to assets of William Street Commitment Corporation), as Domestic Lender

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Assistant Vice President

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DEUTSCHE BANK AG, CANADA BRANCH,
as Swing Line Lender and Canadian Lender

By:	/s/ Robert A. Johnston
Name:	Robert A. Johnston
Title:	Vice President

By:	/s/ Marcellus Leung
Name:	Marcellus Leung
Title:	Assistant Vice President

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BANK OF AMERICA, N.A. (CANADA BRANCH),
as Canadian Lender

By:	/s/ Medina Sales De Andrade
Name:	Medina Sales De Andrade
Title:	Vice President

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JPMORGAN CHASE BANK, N.A., TORONTO BRANCH
as Canadian Lender

By:	/s/ Drew McDonald
Name:	Drew McDonald
Title:	Executive Director

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BANK OF MONTREAL,
as Canadian Lender

By:	/s/ Joseph W. Linder
Name:	Joseph W. Linder
Title:	Vice President

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Canadian Imperial Bank of Commerce,
as Canadian Lender

By:	/s/ Ian MacInnis
Name:	Ian MacInnis, CMA
Title:	Senior Director and Team Lender
Authorized Signatory

By:	/s/ Brian Hierath
Name:	Brian Hierath
Title:	Director
Authorized Signatory

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Toronto Dominion Bank,
as Canadian Lender

By:	/s/ Debbi L. Brito
Name:	Debbi L. Brito
Title:	Authorized Signatory

Notice Address:
Toronto Dominion Bank
Royal Trust Tower
77 King St. W., 18th Floor
Toronto, Ontario M5K 1A2
Telecopy 416-983-1708
Attention: Tara Harripaul

Second Amendment to Safeway Credit Agreement